Exhibit 10.3

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN ISSUED AND SOLD WITHOUT REGISTRATION IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE “1933 ACT”) AND APPLICABLE STATE SECURITIES LAWS (THE “STATE ACTS”). SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, OR TRANSFERRED OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE 1933 ACT AND THE STATE ACTS.

WARRANT TO PURCHASE COMMON STOCK

OF

INDIEPUB ENTERTAINMENT, INC.

Exercisable Only

upon Conditions Herein Specified

Holder:	MMB Holdings LLC

Initial Shares:	4,000,000

1. Grant of Warrants. indiePub Entertainment, Inc., a Delaware corporation (formerly known as Zoo Entertainment, Inc.) (the “Corporation”), hereby certifies that the above-named Holder (“holder”), its registered successors and permitted assigns registered on the books of the Corporation maintained for such purposes as the registered holder hereof, for value received, is entitled to purchase from the Corporation Four Million (4,000,000) fully paid and nonassessable shares (the “Shares”) of common stock of the Corporation (the “Common Stock”), at the purchase price of $0.40 per Share (the “Exercise Price”). The Exercise Price and the number of Shares are subject to adjustment (as hereinafter provided) upon the terms and conditions provided in this warrant (the “Warrant” or “Warrant Certificate”).

This Warrant is issued in connection with a Loan and Security Agreement among the Holder, the Corporation and the subsidiaries of the Corporation.

2. Exercise of Warrant.

(a) This Warrant may be exercised in whole or in part at any time prior to July 30, 2017. Upon presentation and surrender of this Warrant Certificate and a Notice of Exercise in the form attached hereto as Exhibit “A” at the principal office of the Corporation at 11258 Cornell Park Drive, Suite 608, Blue Ash, Ohio 45242, or at such other place as the Corporation may designate by notice to the Holder hereof, together with a check payable to the order of the Corporation in the amount of the Exercise Price times the number of Shares being purchased, the Corporation shall deliver to the Holder hereof, as promptly as practicable, certificates representing the Shares being purchased. This Warrant may be exercised in whole or in part in minimum increments of the lesser of 100 Shares or the number of Shares then represented by this Warrant which have not been previously exercised. In case of exercise hereof in part only, the Corporation, upon surrender hereof, will deliver to the Holder a new Warrant Certificate or Warrant Certificates of like tenor entitling the Holder to purchase the number of Shares as to which this Warrant has not been exercised.

(b) All or any part of the Exercise Price per share may be paid by offset against indebtedness owed by the Corporation, or any other corporation of which the Corporation owns at least 50% of the voting stock, to the Holder.

The Exercise Price may also be paid by surrendering the right to a number of shares issuable upon exercise of the Warrant that have a fair market value equal to or greater than the Exercise Price. The fair market value shall be the last reported price on the most recent date of trading in the Common Stock. If the Common Stock is not traded, fair market value shall be as determined by the board of directors of the Corporation.

3. Exchange and Transfer of Warrant. This Warrant Certificate at any time prior to the exercise hereof, upon presentation and surrender to the Corporation and compliance with Section 6 below, may be exchanged, alone or with other Warrant Certificates of like tenor registered in the name of the Holder, for another Warrant Certificate or Warrant Certificates of like tenor in the name of such Holder or its assignee or transferee exercisable for the same aggregate number of Shares as the Warrant Certificate or Warrant Certificates surrendered.

4. Rights and Obligations of Warrant Holder.

(a) The Holder of this Warrant Certificate shall not, by virtue hereof, be entitled to any rights of a shareholder in the Corporation, either at law or in equity; provided, however, that in the event that any certificate representing the Shares is issued to the Holder hereof upon exercise of this Warrant, such Holder shall, for all purposes, be deemed to have become the holder of record of such Shares on the date on which this Warrant Certificate, together with a duly executed purchase form, was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such Share certificate. The rights of the Holder of this Warrant are limited to those expressed herein and the Holder of this Warrant, by its acceptance hereof, consents to and agrees to be bound by and to comply with all the provisions of this Warrant Certificate. In addition, the Holder of this Warrant Certificate, by accepting the same, agrees that the Corporation may deem and treat the person in whose name this Warrant Certificate is registered on the books of the Corporation maintained for such purpose as the absolute, true and lawful owner for all purposes whatsoever.

(b) The Holder of this Warrant Certificate, as such, shall not be entitled to vote or receive dividends or to be deemed the holder of Shares for any purpose, nor shall anything contained in this Warrant Certificate be construed to confer upon the Holder of this Warrant Certificate, as such, any of the rights of a shareholder of the Corporation including but not limited to any right to vote, give or withhold consent to any action by the Corporation, whether upon any recapitalization, issue of stock, reclassification of stock, consolidation, merger, share exchange, conveyance or otherwise, receive notice of meetings or other action affecting shareholders (except for the notices provided for herein), or receive subscription rights, until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable as provided herein.

5. Shares Underlying Warrant. The Corporation covenants and agrees that all Shares delivered upon exercise of this Warrant shall, upon delivery and payment therefor, be duly and validly authorized and issued, fully paid and nonassessable, and free from all liens, encumbrances and charges with respect to the purchase thereof.

6. Disposition of Warrants or Shares. The Holder of this Warrant Certificate and any transferee hereof or of the Shares issuable upon the exercise of this Warrant, by their acceptance hereof or thereof, hereby understand and agree that this Warrant, and the Shares issuable upon the exercise hereof, have not been registered under either the Securities Act of 1933 (the “1933 Act”) or applicable state securities laws (the “State Acts”) and shall not be sold, pledged, hypothecated, donated or otherwise transferred (whether or not for consideration) except upon the issuance to the Corporation of a favorable opinion of counsel or submission to the Corporation of such evidence as may be reasonably satisfactory to counsel to the Corporation, in each such case, to the effect that any such transfer shall not be in violation of the Act and the State Acts. It shall be a condition to the transfer of this Warrant that any transferee hereof deliver to the Corporation its written agreement to accept and be bound by all of the terms and conditions of this Warrant Certificate.

7. Adjustments. The Exercise Price and the number of Shares for which this Warrant is exercisable as hereinabove provided shall be subject to adjustments as follows:

(a) In case the Corporation shall (i) pay a dividend on its Common Stock in shares of its Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a lesser number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of its capital stock, the number of Shares purchasable upon the exercise of this Warrant in effect immediately prior thereto and the Exercise Price, in each case, shall be adjusted so that the Holder shall be entitled to receive, upon exercise of this Warrant, the aggregate number of Shares which such Holder would have owned or have been entitled to receive after the happening of such event, at the aggregate Exercise Price that such Holder would have paid, in each case, had such Holder exercised this Warrant immediately prior to the record date in the case of such dividend or the effective date in the case of any such subdivision, combination or reclassification. In addition, in the case (x) the Corporation shall pay a dividend on the Common Stock in assets (other than cash or Common Stock) or (y) the Common Stock is or becomes converted into any other security or asset, then the Shares to which the Holder is entitled shall include such other security or assets that the Holder would have owned or have been entitled to receive after the happening of such event had such Holder exercised this Warrant immediately prior to the record date in the case of such dividend or the effective date in the case of any such conversion. An adjustment made pursuant to this subsection (a) shall be made whenever any such events shall happen, but shall become effective retroactively after such record date or such effective date, as the case may be, as to portion of this Warrant exercised between such record date or effective date and the date of happening of any such event.

(b) All adjustments under this Section 7 shall be made to the nearest cent.

(c) In case at any time conditions arise by reason of action taken by the Corporation which, in the opinion of its board of directors or in the opinion of the Holder, are not adequately covered by the other provisions of this Section 7 and which might materially and adversely affect the rights of the Holder, then the board of directors of the Corporation shall appoint a firm of independent certified public accountants of recognized national standing, who may be the accountants then auditing the books of the Corporation. Such accountant shall determine the adjustment, if any, on a basis consistent with the standards established in the other provisions of this Section 5, necessary with respect to the Exercise Price or adjusted Exercise Price, as so to preserve, without dilution, the exercise rights of the Holder. Upon receipt of such opinion, the board of directors of the Corporation shall forthwith make the adjustments described in such report. In this regard, the Corporation shall be deemed to have undertaken a fiduciary duty with respect to the Holder.

(d) Whenever the Exercise Price or the number of Shares is adjusted as herein provided, the Corporation shall prepare a certificate signed by the chief financial officer of the Corporation setting forth the adjusted Exercise Price and the adjusted number of Shares and showing in reasonable detail the facts upon which such adjustment is based. As promptly as practicable, the Corporation shall cause a copy of the certificate referred to in this subsection (d) to be mailed to the Holder.

8. Merger, Consolidation, Etc. In case the Corporation shall execute any agreement providing for the consolidation of the Corporation with or merger of the Corporation into another corporation or any sale, transfer or lease to another corporation of all or substantially all the property of the Corporation (each of the foregoing are referred to as a “Corporate Transaction”), the Corporation shall mail by first class mail, postage prepaid, to each holder of this Warrant, notice of the execution of such agreement. The holders of this Warrant shall then have ten (10) days to exercise this Warrant and participate as a stockholder of the Corporation in any such Corporate Transaction. Any purported exercise of this Warrant under this Section 8 shall be conditioned on the consummation of such Corporate Transaction.

(a) If such Corporate Transaction is not consummated, the Warrant and the Exercise Price paid by the holders shall be returned to the holders.

(b) After the consummation of any Corporate Transaction, this Warrant (or any portion thereof) that has not been exercised shall terminate and shall thereafter be rendered null and void.

9. Taxes. The Corporation shall pay all taxes that may be payable in respect of the issue or delivery of Common Stock on exercise of this Warrant, but shall not pay any tax which may be payable in respect of any transfer involved in the issue and delivery of the Common Stock in a name other than that in which this Warrant was registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

10. Rule 144 Information. At any time and from time-to-time after the earlier of the close of business on such date as a registration statement filed by the Corporation under the Securities Act of 1933 becomes effective, the Corporation registers a class of securities under Section 12 of the Securities Exchange Act of 1934 or the Corporation issues an offering circular meeting the requirements of Regulation A under the Securities Act of 1933, the Corporation shall undertake to make publicly available and available to holders of the Warrants and the shares of Common Stock issued thereunder, such information as is necessary to enable the holders thereof to make sales of Warrants or Common Stock issued or issuable upon exercise of the Warrants pursuant to Rule 144 promulgated under the Securities Act of 1933.

11. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. If the exercise of this Warrant results in a fraction, an amount equal to such fraction multiplied by the Exercise Price of the Shares on the day of exercise shall be paid to the Holder in cash by the Corporation.

12. Preservation of Holder’s Rights.

(a) The Corporation covenants and agrees that it shall at all times reserve and keep available, free from preemptive rights, out of its authorized Common Stock, solely for the purpose of effecting the exercise of this Warrant, the full number of shares of Common Stock then deliverable in the event and upon the exercise of this Warrant. All shares of Common Stock which may be issued upon exercise of this Warrant shall be fully paid.

(b) Notwithstanding anything to the contrary elsewhere in this Warrant, the Corporation shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution. Without limiting the generality of the foregoing, the Corporation (i) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (ii) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and non-assessable shares of stock on the exercise of this Warrant from time to time outstanding, and (iii) will not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in any such distribution of assets.

13. Loss or Destruction. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement or bond satisfactory in form, substance and amount to the Corporation or, in the case of any such mutilation, upon surrender and cancellation of this Warrant Certificate, the Corporation at its expense will execute and deliver, in lieu thereof, a new Warrant Certificate of like tenor.

14. Survival/Permitted Assigns. The various rights and obligations of the Holder hereof as set forth herein shall survive the exercise of this Warrant at any time or from time to time and the surrender of this Warrant Certificate. The permitted assigns of the Holder shall consist of the equityholders from time to time of the Holder.

15. Notices. Whenever any notice, payment of any purchase price or other communication is required to be given or delivered under the terms of this Warrant, it shall be in writing and delivered by hand delivery or registered or certified United States mail, postage prepaid, and will be deemed to have been given or delivered on the date such notice, purchase price or other communication is so delivered, and, if to the Corporation, it will be addressed to the address specified in Section 2(a) hereof, and if to the Holder, it will be addressed to the registered Holder at his address as it appears on the books of the Corporation.

16 Governing Law. This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

Dated as of the 30 day of July, 2012.

INDIEPUB ENTERTAINMENT, INC.

By:	/s/ Mark Seremet

Title:	CEO

EXHIBIT “A”

NOTICE OF EXERCISE

(To be Executed by the Registered Holder

in order to Exercise the Warrant)

The undersigned hereby irrevocably elects to exercise the Warrant held by the undersigned to acquire shares of common stock (“Common Stock”) of indiePub Entertainment, Inc. (the “Company”) according to the conditions of the Warrant, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holder for any exercise, except for transfer taxes, if any. A copy of the Warrant is attached hereto.*

The undersigned acknowledges that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon exercise of the Warrant must be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Act”) or pursuant to an exemption from registration under the Act.

Expiration of Warrant:

Date of Exercise:

Applicable Exercise Price:

Number of Shares of
Common Stock to be Issued:

Signature:

Name:

Address:

* No Shares of Common Stock will be issued until the Warrant to be exercised and the Notice of Exercise are received by the Company or its Transfer Agent.